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                                                                   Exhibit 10.45

                                SECOND AMENDMENT
                          TO THE INTERIM SERVICES INC.
                           DEFERRED COMPENSATION PLAN

         THIS SECOND AMENDMENT to the Interim Services Inc. Deferred Compensation Plan (the "Plan") is made on this 14th day of June, 1999, by Interim Services Inc., a Delaware corporation (the "Company");

                              W I T N E S S E T H :

         WHEREAS, Article IX of the Plan provides that the Company has the right to amend the Plan at any time; and

         WHEREAS, the Company now desires to amend the Plan as embodied herein;

         NOW, THEREFORE, the Plan hereby is amended, effective as of June 1, 1999, as follows:

         1.       By adding the following to the end of Plan Section 1.23:

                  "Effective June 1, 1999, any deemed investment in the Interim Services Inc. Stock Fund will be transferred to the Deferred Company Stock Unit Fund."

         2.       By adding the following to the end of Plan Section 4.2(e)(ii):

                  "Any deemed investment in the Interim Services Inc. Stock Fund which is transferred to the Deferred Company Stock Unit Fund as of June 1, 1999 shall, at all times after the transfer, remain as a deemed investment in such latter fund, and Participants shall not be permitted to direct investment from the Deferred Company Stock Unit Fund to another investment available under the Plan."

         3. Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this Second Amendment.

         IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Second Amendment on the date first above written.

                                   INTERIM SERVICES INC.


                                   By: /s/ John B. Smith
                                       -----------------------------------------
                                       Title:  Senior Vice President & Secretary